Exhibit 99.1

Looking Out For You Wells Fargo Industrial & Construc on Conference 7 May 2014 Con?den al | ©2014 Gentex Corpora on

Safe Harbor Statement This presenta on contains forward--?looking statements within the meaning of the safe harbor provisions of the Private Securi es Li ga on Reform Act of 1995. The statements contained in this communica on that are not purely historical are forward--?looking statements. Forward--?looking statements give the Company’s current expecta ons or forecasts of future events. These forward--?looking statements generally can be iden fied by the use of words such as “an cipate”, “believe”, “could”, “es mate”, “expect”, “forecast”, “goal”, “hope”, “may”, “plan”, “project”, “will”, and varia ons of such words and similar expressions. Such statements are subject to risks and uncertain es that are o en difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These risks and uncertain es include, without limita on, changes in general industry or regional market condi ons; changes in consumer and customer preferences for our products; our ability to be awarded new business; con nued uncertainty in pricing nego a ons with customers; loss of business from increased compe on; customer bankruptcies or dives ture of customer brands; fluctua on in vehicle produc on schedules; changes in product mix; raw material shortages; higher raw material, fuel, energy and other costs; unfavorable fluctua ons in currencies or interest rates in the regions in which we operate; costs or difficul es related to the integra on of any new or acquired technologies and businesses; changes in regulatory condi ons; warranty and recall claims and other li ga on and customer reac ons thereto; possible adverse results of pending or future li ga on or infringement claims; nega ve impact of any governmental inves ga ons and associated li ga ons including securi es li ga ons rela ng to the conduct of our business; integra on of the newly acquired HomeLink business opera ons; reten on of the newly acquired customers of the HomeLink business; and expansion of product offerings including those incorpora ng HomeLink technology. Readers are cau oned not to place undue reliance on these forward--?looking statements, which speak only as of the date they are made. The Company undertakes no obliga on to publicly update or revise any forward--?looking statement, whether as a result of new informa on, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward--?looking statement should be read in conjunc on with the addi onal informa on about risks and uncertain es iden fied under the heading “Risk Factors” in the Company’s latest Form 10--?K and Form 10--?Q filed with the SEC. Gentex Con?dena l

Update Overview Established: 1974 Ownership: GNTX --? NASDAQ Global Select Market Operao ns: Zeeland, Michigan USA – headquarters and opera ons; England, Sweden, Germany, Japan, Korea, China – sales and logis cs Employees: 3,800 + Products: Automo ve automa c--?dimming rearview mirrors, automo ve electronics, dimmable aircra windows, and ?re protec on products Gentex&Vehicle&Applications 2013 Highlights: Inside’Base’Mirror Total’Vehicle’Nameplates 299 Inside’Mirror’with’Lighting Total’Vehicle’Nameplates 52 >Net Sales : $1.17 Billion – 98% automo ve Inside’Mirror’with’Compass Total’Vehicle’Nameplates 102 >Gross Pro?t Margin : 36.8% Inside’Mirror’with’Microphone Total’Vehicle’Nameplates 44 Inside’Mirror’with’Video’Display Total’Vehicle’Nameplates 67 >Net Income: $222.9 million Inside’Mirror’with’Camera Total’Vehicle’Nameplates 103 Homelink’G’Mirror’+‘Module Total’Vehicle’Nameplates 229 >EPS: $1.55 Outside’Mirror Total’Vehicle’Nameplates 178 Q1 2014 Highlights: > Net Sales: $335.7 million +25% > Gross Pro?t Margin: 39.1% vs. 34.7% in Q1 2013 > Net Income: $68.6 million +51% > EPS: $0.47 vs. $0.32 in Q1 2013 Q2 2014 Guidance Highlights: > Net Sales: +15% --? 20% vs. $287 million in Q2 2013 > Gross Pro?t Margin: 39% --? 39.5% versus 35.8% in Q2, 2013